UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2005

Coach Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19471	91-1942841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12330 SW 53rd Street, Suite 703 Cooper City, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 602-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On November 4, 2005, the Registrant entered into a Securities Purchase Agreement and other ancillary agreements with Laurus Master Fund, Ltd., a Cayman Island company (“Laurus”). Pursuant to the terms of the Securities Purchase Agreement, the Registrant issued to Laurus a secured term promissory note in the aggregate principal amount of $7,000,000 (the “Note”). In connection with the Note, the Registrant issued to Laurus a warrant to purchase 762,399 shares of common stock, exercisable for a period of seven years, at an exercise price of $0.50 per share, and repriced certain warrants to purchase an aggregate of 1,487,601 shares of common stock at exercise prices of $1.51, $1.82, and $2.12, previously issued to Laurus in connection with the Convertible Note Purchase Agreement, dated as of September 29, 2004, as follows: with respect to 750,000 shares of common stock, the exercise price will be adjusted to $0.01 per share, and with respect to 737,601 shares of common stock, the exercise price will be adjusted to $0.50 per share. Pursuant to the terms of the Securities Purchase Agreement, Laurus is restricted from selling any of the securities until February 1, 2006.

The term of the Note is four years and bears interest at the rate of prime (as published in the Wall Street Journal) plus one and one half percent. Interest on the outstanding principal amount under the Note is payable monthly, in arrears, commencing on December 1, 2005. Monthly principal payments under the Note are due commencing on April 1, 2006, and continue until October 31, 2009. The Registrant will have the option of prepaying any outstanding principal and interest amount at anytime without any pre-payment penalty.

The funds received from the Note, after fees and costs, were used to redeem the Convertible Note (as defined in Item 1.02 below). The remaining balance of approximately $1,300,000, will be used for working capital and general corporate purposes.

The Registrant has agreed to file a registration statement with the Securities and Exchange Commission to register the resale of the shares issuable upon exercise of the warrants and the shares of common stock issued to Laurus in lieu of the pre-payment penalty (the “Registration Statement”).

The description of the transaction with Laurus as described hereinabove is qualified in its entirety by the Securities Purchase Agreement and related agreements which are attached as exhibits to this Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

On September 29, 2004, the Registrant issued to Laurus a convertible term promissory note in the aggregate principal amount of $6,000,000 (the “Convertible Note”). In connection with the Convertible Note, the Registrant issued to Laurus warrants exercisable for a period of seven years to purchase (i) 495,867 shares of common stock at $1.51 per share, (ii) 495,867 shares of common stock at $1.82 per share, and (iii) 495,867 shares of common stock at $2.12 per share.

On November 4, 2005, the Registrant paid all of the outstanding principal and interest due under the Convertible Note and entered into the Note (described in Item 1.01 above) with Laurus. In connection with the redemption of the Convertible Note, the Registrant paid Laurus a 25% pre-payment penalty equal to $1,225,000, of which $735,000 was paid in cash and the balance was paid cancelled in consideration for 980,000 shares of the Registrant’s restricted common valued at $490,000.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On November 4, 2005, the Registrant: (i) issued to Laurus a warrant exercisable for a period of seven years to purchase 762,399 shares of common stock at an exercise price of $0.50 per share; (ii) repriced certain warrants to purchase an aggregate of 1,487,601 shares of common stock at exercise prices of $1.51, $1.82, and $2.12, previously issued to Laurus in connection with the Convertible Note Purchase Agreement, dated as of September 29, 2004, as follows: with respect to 750,000 shares of common stock, the exercise price will be adjusted to $0.01 per share, and with respect to 737,601 shares of common stock, the exercise price will be adjusted to $0.50 per share; and (iii) issued to Laurus 980,000 shares of the Registrant’s restricted common stock . Pursuant to the terms of the Securities Purchase Agreement, Laurus is restricted from selling any of the securities until February 1, 2006.

The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) the investor was accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

The Registrant issued the press release, which is attached as Exhibit 99.1 on November 2, 2005.

The information in this report (including the exhibits) are furnished pursuant to Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated October 31, 2005, by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.

10.2	Secured Term Note of Coach Industries Group, Inc. dated October 31, 2005, in favor of Laurus Master Fund, Ltd.

10.4	Common Stock Purchase Warrant of Coach Industries Group, Inc. dated October 31, 2005, in favor of Laurus Master Fund, Ltd.

10.5	Registration Rights Agreement dated October 31, 2005, by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.

10.7	Reaffirmation and Ratification Agreement and Amendment dated October 31, 2005, by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.

99.1	Press Release of Coach Industries Group, Inc., dated as of November 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACH INDUSTRIES GROUP, INC.
(Registrant)

Date November 8, 2005

	By:	/S/ FRANCIS O’DONNELL
	Name	Francis O’Donnell
	Title:	Chief Executive Officer